AMERICAN NATIONAL

BANKSHARES INC.

A Century of Experience and 21st Century Banking Solutions

Just the Bank You Would Imagine.



FORWARD-LOOKING STATEMENTS

Certain statements in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as "expect," "believe," "estimate," "plan," "project," "anticipate" or other statements concerning opinions or judgments of American National and its management about future events. The forward-looking statements herein are based on certain assumptions and analyses by American National and are factors it believes are appropriate under the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies or guidelines; significant changes in the economic scenario; significant changes in regulatory requirements; significant changes in securities markets; and changes regarding acquisitions and dispositions. Consequently, all forward-looking statements made herein are qualified by these cautionary statements. American National does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.



We Are…

- Conservative
  - Stringent underwriting
  - Strong capital
- Consistent
  - 104 years of tradition
  - Deep management team
  - Strong, experienced board of directors
  - Ability to execute
- Shareholder focused
  - Exceptional dividend
  - Prudent growth
  - Good stewards of capital
  - NASDAQ Global Select
  - Russell 3000 Index

Just the Bank You Would Imagine.



SEASONED MANAGEMENT

Name	Position	Age	Years of Experience	Years w/ AMNB
Executives:				
Charles H. Majors	Executive Chairman	67	20	20
Jeffrey V. Haley	President & CEO	53	16	16
William W. Traynham Jr.	Chief Financial Officer	58	24	4
Dabney T.P. Gilliam Jr.	Chief Administrative Officer	59	28	13
R. Helm Dobbins	Chief Credit Officer	62	35	10
S. Cabell Dudley	Chief Banking Officer - Va.	68	44	7
Charles T. Canaday Jr.	Chief Banking Officer - N.C.	52	29	2
H. Gregg Strader	EVP - Strategic Initiatives	55	32	< 1
	Average	59	29	



SIGNIFICANT RECENT ACCOMPLISHMENTS

- Integrated our new North Carolina offices into our organization and culture
- Converted the entire bank to a new and robust management information system
- Dealt efficiently and effectively with all credit issues brought over from the MidCarolina merger
- Operated the combined organization successfully during these difficult economic times
- Trailing four quarters EPS $2.10
- Completed transition to new Chief Executive Officer



Q3 – 2013 HIGHLIGHTS

- Diluted EPS - $0.54
- NPAs to total assets 0.77% vs. 1.26% Q3 2012
- Dividend – $0.23 paid in Q3
  - Paid $0.92 full year for 2012

CAPITAL LEVELS

History of maintaining a strong capital position

- We did not need to apply for TARP

	AMNB 10 Year Average(1)	Q3 2013
Tangible Common Equity / Tangible Assets	10.18	9.62
Leverage Ratio	11.93	11.79
Tier 1 Risk-Based Ratio	16.32	16.64
Total Risk-Based Ratio	17.56	17.90

Source: SNL Financial; Company filings
(1) Represents the quarterly average from Q3 2003 – Q3 2013

NATIONWIDE MRQ COMPARISON


Nationwide Public Banks and Thrifts
Performance
Asset Quality
Capital
Returns
75th Percentile
50th Percentile
25th Percentile
AMNB (1.36%)
AMNB Core (0.92%)
Peers (0.74%)
AMNB (4.06%)
Peers (3.86%)
AMNB Core (3.44%)
AMNB (53.1%)
AMNB Core (62.3%)
Peers (71.9%)
AMNB (1.27%)
Peers (3.11%)
AMNB (0.96%)
Peers (6.86%)
AMNB (9.6%)
Peers (8.3%)
AMNB (17.9%)
Peers (15.3%)
AMNB (4.0%)
Peers (1.2%)
Core ROAA (%)
NIM (%)
Efficiency Ratio (%)
NPAs/ Loans + OREO (%)
Cycle to Date Charge Offs (%)
TCE/TA (%)
Total Capital (%)
Div Yield (%)

Source: SNL Financial and Company filings; Market data as of 9/30/2013
Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion
Core ROAA excludes extraordinary items, nonrecurring items, gains / losses on sales of securities, and amortization of intangibles
AMNB core calculation excludes accretion of fair market value adjustments from the MidCarolina transaction
Cycle to date net charge offs as of 6/30/2007

DIVIDENDS

History of strong dividends



Dividend Yield (%)
5.0%
3.8%
2.5%
1.3%
0.0%
0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 1.0% 1.2% 1.2% 1.5% 1.5% 1.5% 2.2% 2.4% 2.8% 2.9% 3.0% 4.0%
VSB COB HMPR YDKN NBBC HTBI FRNK EVBS ESXB PEBK WFBI PSTB CFNL MBRG BNCN FBNC MNRK TOWN FCBC NKSH AMNB



Annual Dividend Per Share
$0.71 $0.75 $0.79 $0.83 $0.87 $0.91 $0.92 $0.92 $0.92 $0.92 $0.92 $0.92
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD*

Source: SNL Financial and Company filings; Market data as of 9/30/2013
Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion
*Annualized number

TOTAL RETURN

AMNB Return Relative to Major Indices


150.0%
120.0%
90.0%
60.0%
30.0%
0.0%
(30.0%)
125.2%
20.4%
99.7%
70.0%
(3.4%)
40.2%
32.8%
37.3%
29.1%
Since 2002
Since 2008
2013
AMNB
NASDAQ Bank
S&P 500

Source: Factset Research Systems; Market data as of 11/29/2013
AMNB total return assumes reinvestment of dividends

Financial Performance



HISTORICAL PROFITABILITY

ROAA (%)



2.00%
1.50%
1.00%
0.50%
0.00%
2006
2007
2008
2009
2010
2011
2012
MRQ
1.30%
AMNB
★ Core
0.92%
0.76%

Efficiency Ratio (%)



75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
2006
2007
2008
2009
2010
2011
2012
MRQ
71.9%
AMNB
★ Core
62.3%
53.1%

Net Interest Margin (%)



4.75%
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2006
2007
2008
2009
2010
2011
2012
MRQ
4.06%
3.86%
AMNB
★ Core
3.44%

AMNB Peers

Source: SNL Financial and Company filings
Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion
AMNB data as of 9/30/2013
★ AMNB core calculation excludes accretion of fair market value adjustments from the MidCarolina transaction

DIVERSE REVENUE STREAM

Noninterest Income

- Trust & Investment Services
- Brokerage
- Secondary Mortgage
- Title Insurance
- Bankers Insurance

Trust Assets ($ in millions)



$650
$550
$450
$350
$250
$417
$531
$541
$630
2010
2011
2012
2013Q3

Trust and Investment Services

- Organized in 1927
- Offices in Danville, Martinsville, Lynchburg
- Assets: $630 million
- Customers: individuals, businesses, foundations and non-profits
- Serve clients locally and abroad
- Priorities:
  - Trust administration
  - Investment management
  - Estate settlement
  - Retail brokerage
- Excellent equity performance

LOAN PORTFOLIO

September 30, 2013 – $799 million



Residential R.E.
22%
Commercial & Industrial
16%
Consumer & Other
12%
Construction
5%
Commercial R.E.
45%

September 30, 2013 – CRE



Nursing Homes
2%
Shopping Ctr
2%
Mobile Home Park
1%
Convenience Store
1%
Other
1%
Rec. Facility
2%
Educational
3%
Medical Bldg
4%
Hotels
5%
Warehouse
5%
Restaurant
5%
Strip Mall
6%
Church
6%
Apartmt Bldg
12%
Industrial
14%
Retail
15%
Office
19%

- Granular portfolio
- Highly diversified
- Top 10 relationships combine for $80 million or 10% of total loans
  - Largest total relationship of $14 million
  - Legal lending limit > $20 million

- Average commercial credit size of $433,782
- Average life: 2.1
- Modified duration: 1.8
- The sweet spot: $500,000 - $1 million

Source: SNL Financial and Company filings
Note: Average life and modified duration from AMNB internal IRR modeling for Q1 2013.

UNDERWRITING PROCESS

- Culture

FORMER	CURRENT
Quality	Quality
Rate	**Volume**
Volume	Rate

- Collaborative
- Offensive / Defensive
  - Relationship pricing
- Strong asset quality review process



SUPERIOR ASSET QUALITY

- Exceptional performance through cycle
- Decreased NPA levels
  - Mid Carolina credits fully marked and moving through the resolution process

Net Charge-offs / Avg. Loans (%)



2.00%
1.50%
1.00%
0.50%
0.00%
(0.50%)
0.21%
0.25%
0.24%
0.68%
0.24%
1.66%
0.16%
1.31%
0.07%
0.64%
(0.00%)
0.27%
2008
2009
2010
2011
2012
MRQ

NPAs / Loans + OREO (%)



6.00%
4.50%
3.00%
1.50%
0.00%
1.24%
1.45%
1.32%
3.33%
1.20%
5.61%
2.26%
5.78%
1.61%
3.50%
1.27%
3.11%
2008
2009
2010
2011
2012
MRQ

AMNB Peers

Source: SNL Financial and Company filings
Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion
Note: NPAs include nonaccrual loans, accruing TDRs and OREO

DEPOSIT PORTFOLIO

Deposit Migration History



100%
75%
50%
25%
0%
18.2%
26.1%
19.7%
19.7%
16.2%
19.4%
25.0%
22.7%
16.1%
16.8%
25.8%
24.5%
19.1%
14.1%
16.4%
25.1%
15.9%
24.2%
17.9%
16.9%
24.3%
15.6%
24.1%
14.9%
21.1%
23.2%
14.4%
24.9%
15.9%
21.6%
2008
2009
2010
2011
2012
MRQ
Demand Deposits
NOW & Other Trans Accts
MMDA & Savings
Retail Certificates of Deposit
Jumbo Certificates of Deposit

Cost of Deposits



3.60%
3.00%
2.40%
1.80%
1.20%
0.60%
0.00%
2.11%
2.78%
1.38%
1.96%
1.07%
1.42%
0.83%
1.00%
0.65%
0.73%
0.51%
0.52%
2008
2009
2010
2011
2012
MRQ
AMNB
Peers

- Legacy markets provide a stable source of low-cost core deposits
- Average life 4.7
- Modified duration 4.2

Source: SNL Financial and Company filings
Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion
Note: Average life and modified duration from AMNB internal IRR modeling for Q1 2013.

SECURITIES PORTFOLIO

9/30/2013 Securities Portfolio



Corporate 3%
Equity 1%
Federal agencies and GSEs 17%
Mortgage-backed and CMOs 20%
State and municipal 59%

Portfolio Highlights

- Minimal credit risk; minimal duration risk
  - Average life 3.6
  - Modified duration 3.4
- High quality
  - $347.6 million AFS securities portfolio
  - All above investment grade
  - Municipal portfolio with very high credit quality and wide geographic dispersion
  - No investments are classified
- Strong source of liquidity

Source: SNL Financial and Company filings
Note: Average life and modified duration from AMNB internal IRR modeling for Q1 2013.

AMERICAN NATIONAL
BANKSHARES INC.

- 16 banking offices in Virginia
- 9 banking offices in North Carolina
- Ranked #2 in the Danville MSA with 29% market share
- Ranked #3 in the Burlington MSA with 14% market share



Washington, D.C.
Charlottesville
Richmond
Roanoke
Virginia Beach
Danville
Greensboro
Burlington
Raleigh
Asheville
Charlotte
Wilmington

Source: SNL Financial and MapInfo; Market share data as of June 30, 2013
Shaded area for MidCarolina represents Burlington, Durham, Greensboro, Raleigh, and Winston-Salem MSAs

Opportunistic Acquisition Strategy


American National
Moving Forward

- Fair value accounting changed the game
- Capital is necessary to be a player
- Focused on growth markets in NC and VA
- Characteristics of targets:
  - $250 million-$1 billion size
  - Practical assimilation
  - Manageable credit issues
  - Compatible cultures
  - EPS accretion
  - Maintenance of strong capital levels
  - Identifiable synergies for savings
- Our credit culture will be maintained

AMNB Acquisition Cycle

Phase I	Identify targeted markets with strong economic growth prospects - Active calling in adjacent markets Prioritize and perform diligence on institutions that are financially attractive and culturally compatible
Phase II	Negotiate the transaction Announce and close
Phase III	Integrate the target - Systems conversion - Synergies - Cultural assimilation - Customer retention Focus on remediation of target portfolio
Phase IV	Transition from remediation to growth and new production

Identify → Acquire → Integrate → Clean-up → Grow

OUR FOCUS

- Fortress-like balance sheet
  - Exceptional asset quality
  - Low-risk investment portfolio
  - High liquidity
  - Capital strength
- Disciplined growth
  - Organic
  - External
- Strong earnings stream
- Imagination

